                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   FPA Crescent Fund, a Series of FPA
                                        Funds Trust

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Select Drawdown Fund, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Value Partners Fund, a series of
                                        FPA Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Select Maple Fund, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Select Fund, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Select Fund II, L.P.

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19

Name:                                   FPA Global Opportunity Fund, a series
                                        of FPA Hawkeye Fund, LLC

Address:                                11601 Wilshire Blvd.
                                        Suite 1200
                                        Los Angeles, CA 90025

Date of Event Requiring Statement:      2/28/19